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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 12, 2001
                                 --------------

                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)


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
          Delaware                                     1-8654                               23-1713238
------------------------------                    -----------------                     ---------------------
(State or other jurisdiction                      (Commission File                       (I.R.S. Employer
   of incorporation)                                   Number)                           Identification No.)


555 West 57th Street, New York, New York                                                    10019
----------------------------------------                                                 ----------
(Address of principal executive offices)                                                 (Zip Code)
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                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)
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ITEM 5. OTHER EVENTS

         On April 12, 2001, Unitel Video, Inc. (the "Company") filed unaudited monthly operating reports for the months ended July 31, August 31 and September 30, 2000 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under chapter 11 of title 11 of the United States Code (Case Nos. 99-2979 (PJ), 99-02981 and 99-02982). The Company has included these reports as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of business acquired:

                  Not applicable

         (b)      Pro forma financial information:

                  Not applicable

         (c)      Exhibits:

                  99.1: The Company's unaudited monthly operating report for the months ended July 31, August 31 and September 30, 2000, filed with the Court on April 12, 2001 in connection with the Cases

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  UNITEL VIDEO, INC.



Date: April 18, 2001                      BY: /s/ Brian Mittman
                                              ------------------------------
                                                  Brian Mittman
                                                  Vice President
                                                  Getzler & Co., Inc.
                                                        for Unitel Video, Inc.

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                                  EXHIBIT INDEX




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
EXHIBIT                             DESCRIPTION                   SEQUENTIAL Page No.
-------                             -----------                   -------------------
    99.1                   The Company's unaudited monthly                4
                           report for the months ended July
                           31, August 31 and September 30,
                           2000 filed with the Court on
                           April 12, 2001 in connection with
                           the Cases
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